01U U 6A Number Shares THIS CERTIFIES THAT is the registered holder of OPEN TEXT CORPORATION transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation. The class or series of shares represented by this Certificate has rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to the holder, on demand and without charge, a full copy of the text of, (i) the rights, privileges, restrictions and conditions attached to the said shares and to each class authorized to be issued and to each series insofar as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers. Chief Executive Officer Secretary Dated: By Authorized Officer FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE OF THE CAPITAL STOCK OF OPEN TEXT CORPORATION . CUSIP 683715106 SEE REVERSE FOR CERTAIN DEFINITIONS Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Shareholder Rights Plan Agreement dated as of September 15, 2022 (amending and restating the Amended and Restated Shareholder Rights Plan Agreement dated as of September 4, 2019, which amended and restated the Amended and Restated Shareholder Rights Plan Agreement dated as of September 23, 2016, which amended and restated the Amended and Restated Shareholder Rights Plan Agreement dated as of September 26, 2013, which amended and restated the Amended and Restated Shareholder Rights Plan Agreement dated as of December 2, 2010, which amended and restated the Amended and Restated Shareholder Rights Plan Agreement dated as of December 6, 2007, which amended and restated the Shareholder Rights Plan Agreement dated as of November 1, 2004), as such may from time to time be amended, restated, varied or replaced (the “Rights Agreement”), between Open Text Corporation (the “Corporation”) and Computershare Investor Services Inc. as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the registered office of the Corporation. In certain circumstances, as set forth in the Rights Agreement, such Rights may be amended, redeemed, may expire, may become void (if, in certain cases, they are “Beneficially Owned” by an “Acquiring Person”, as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge as soon as practicable, after the receipt of a written request therefor. By Authorized Officer ISIN CA6837151068 TRANSFERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE EFFECTED AT THE PRINCIPAL STOCK TRANSFER OFFICE OF COMPUTERSHARE INVESTOR SERVICES INC. IN THE CITY OF TORONTO OR AT COMPUTERSHARE TRUST COMPANY, N.A. IN CANTON, MA; JERSEY CITY, NJ AND LOUISVILLE, KY. COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (TORONTO) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY) TRANSFER AGENT AND REGISTRAR Incorporated under the Canada Business Corporations Act 104598C1234567890 ZQ 123456 * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * [date] ** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPEC- IMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPEC- IMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPEC- IMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPEC- IMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPEC- IMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** SPECIMEN **** P CI EN **ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO- ****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZE- RO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZERO****ZER * * *

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common
TEN ENT	- as tenants by the entireties
JT TEN	- as joint tenants with rights of survivorship and not as tenants in common
(Name) CUST (Name) UNIF GIFT MIN ACT (State)	- (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

* Please insert Social Insurance, Tax Identification, or other identifying number of transferee.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

DATED: ____________________ ____________________ ____________________

Signature of Shareholder Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank, a major trust company in Canada or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

Computershare's Privacy Notice:
In the course of providing services to you and our corporate clients, Computershare receives non-public personal information about you - your name, address, social insurance number, securities holdings, transactions, etc. We use this to administer your account, to better serve your and our clients' needs and for other lawful purposes. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. *You are required to provide your SIN if you will receive income on these securities. We will use this number for income reporting. Computershare may also ask for your SIN as an identification-security measure if you call or write to request service on your account; however you may decline this usage.

Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Shareholder Rights Plan Agreement dated as of September 15, 2022 (amending and restating the Amended and Restated Shareholder Rights Plan Agreement dated as of September 4, 2019, which amended and restated the Amended and Restated Shareholder Rights Plan Agreement dated as of September 23, 2016, which amended and restated the Amended and Restated Shareholder Rights Plan Agreement dated as of September 26, 2013, which amended and restated the Amended and Restated Shareholder Rights Plan Agreement dated as of December 2, 2010, which amended and restated the Amended and Restated Shareholder Rights Plan Agreement dated as of December 6, 2007, which amended and restated the Shareholder Rights Plan Agreement dated as of November 1, 2004), as such may from time to time be amended, restated, varied or replaced (the "Rights Agreement"), between Open Text Corporation (the "Corporation") and Computershare Investor Services Inc. as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the registered office of the Corporation. In certain circumstances, as set forth in the Rights Agreement, such Rights may be amended, redeemed, may expire, may become void (if, in certain cases, they are "Beneficially Owned" by an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge as soon as practicable, after the receipt of a written request therefor.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.



The IRS (Internal Revenue Service) requires cost basis reporting of securities acquired for U.S. residents after January 1, 2011. For more information, please visit www.irs.gov.

L'IRS (Internal Revenue Service) exige la déclaration du prix de base des titres acquis pour les résidents des États-Unis après le 1er janvier 2011. Pour plus d'informations, veuillez visiter le www.irs.gov.

01UU7A